STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement is made this 25th day of October, 2001 between JEFFREY I. FRIEDMAN ("JIF") and ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation ("AERC").

RECITIALS

WHEREAS, AERC owns all of the preferred stock of ASSOCIATED ESTATES MANAGEMENT COMPANY, an Ohio corporation (the "Company") and the Company is an affiliated service company of AERC;

WHEREAS, JIF owns 99 shares of the issued and outstanding common stock of the Company (the "Shares"), which Shares were acquired by him in 1993 at the request of AERC in connection with AERC's IPO; and

WHEREAS, AERC now desires to acquire the Shares and JIF desires to sell the Shares to AERC and the independent members of the Board of Directors of AERC have determined that it is in the best interest of AERC to acquire the Shares and accordingly have authorized the transaction contemplated by this Agreement;

NOW THEREFORE, in consideration of $1.00 and other valuable consideration the receipt and sufficiency of which is hereby acknowledged and in further consideration of the parties hereto performing their respective covenants set forth below, the parties hereto hereby agree as follows:

1. SALE. JIF agrees to sell and the Company agrees to buy the Shares for the purchase price of $21,000 (the "Purchase Price").

2. REPRESENTATIONS AND WARRANTIES. JIF represents and warrants to AERC that he is the sole owner of the Shares and that the Shares are free and clear of all liens and encumbrances whatsoever and that he will warrant and defend AERC against the claims of all persons whatsoever claiming an interest in the Shares in violation of the foregoing representations and warranties. The provisions of this paragraph shall survive the closing of this transaction for the period of the applicable statute of limitations.

3. CLOSING. The closing of this transaction shall take place simultaneously with the execution of this Agreement (the "Closing"). At the closing, JIF shall deliver to AERC the stock certificate for the Shares duly endorsed over to AERC and AERC shall pay to JIF the Purchase Price. Following the Closing, the parties hereto authorize and direct the Secretary of the Company to record this transaction on the books of the Company.

4. ENTIRE AGREEMENT. This Agreement represents the entire understanding of the parties and supercedes all prior understandings of the parties with respect to the subject matter of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

ASSOCIATED ESTATES REALTY CORPORATION

BY:/s/ Martin A. Fishman /s/ Jeffrey I. Friedman

MARTIN A. FISHMAN, VICE PRESIDENT JEFFREY I. FRIEDMAN

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement is made this 25th day of October, 2001 between JEFFREY I. FRIEDMAN ("JIF") and ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation ("AERC").

RECITIALS

WHEREAS, AERC owns all of the preferred stock of MERIT PAINTING SERVICES, INC., an Ohio corporation (the "Company") and the Company is an affiliated service company of AERC;

WHEREAS, JIF owns 99 shares of the issued and outstanding common stock of the Company (the "Shares"), which Shares were acquired by him in 1993 at the request of AERC in connection with AERC's IPO; and

WHEREAS, AERC now desires to acquire the Shares and JIF desires to sell the Shares to AERC and the independent members of the Board of Directors of AERC have determined that it is in the best interest of AERC to acquire the Shares and accordingly have authorized the transaction contemplated by this Agreement;

NOW THEREFORE, in consideration of $1.00 and other valuable consideration the receipt and sufficiency of which is hereby acknowledged and in further consideration of the parties hereto performing their respective covenants set forth below, the parties hereto hereby agree as follows:

1. SALE. JIF agrees to sell and the Company agrees to buy the Shares for the purchase price of $10,000 (the "Purchase Price").

2. REPRESENTATIONS AND WARRANTIES. JIF represents and warrants to AERC that he is the sole owner of the Shares and that the Shares are free and clear of all liens and encumbrances whatsoever and that he will warrant and defend AERC against the claims of all persons whatsoever claiming an interest in the Shares in violation of the foregoing representations and warranties. The provisions of this paragraph shall survive the closing of this transaction for the period of the applicable statute of limitations.

3. CLOSING. The closing of this transaction shall take place simultaneously with the execution of this Agreement (the "Closing"). At the closing, JIF shall deliver to AERC the stock certificate for the Shares duly endorsed over to AERC and AERC shall pay to JIF the Purchase Price. Following the Closing, the parties hereto authorize and direct the Secretary of the Company to record this transaction on the books of the Company.

4. ENTIRE AGREEMENT. This Agreement represents the entire understanding of the parties and supercedes all prior understandings of the parties with respect to the subject matter of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

ASSOCIATED ESTATES REALTY CORPORATION

BY:Martin A. Fishman /s/ Jeffrey I. Friedman

MARTIN A. FISHMAN, VICE PRESIDENT JEFFREY I. FRIEDMAN

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement is made this 25th day of October, 2001 between JEFFREY I. FRIEDMAN ("JIF") and ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation ("AERC").

RECITIALS

WHEREAS, AERC owns all of the preferred stock of THE CHILDREN'S COMPUTER CO., an Ohio corporation (the "Company") and the Company is an affiliated service company of AERC;

WHEREAS, JIF owns 99 shares of the issued and outstanding common stock of the Company (the "Shares"), which Shares were acquired by him in 1993 at the request of AERC in connection with AERC's IPO; and

WHEREAS, AERC now desires to acquire the Shares and JIF desires to sell the Shares to AERC and the independent members of the Board of Directors of AERC have determined that it is in the best interest of AERC to acquire the Shares and accordingly have authorized the transaction contemplated by this Agreement;

NOW THEREFORE, in consideration of $1.00 and other valuable consideration the receipt and sufficiency of which is hereby acknowledged and in further consideration of the parties hereto performing their respective covenants set forth below, the parties hereto hereby agree as follows:

1. SALE. JIF agrees to sell and the Company agrees to buy the Shares for the purchase price of $24,000 (the "Purchase Price").

2. REPRESENTATIONS AND WARRANTIES. JIF represents and warrants to AERC that he is the sole owner of the Shares and that the Shares are free and clear of all liens and encumbrances whatsoever and that he will warrant and defend AERC against the claims of all persons whatsoever claiming an interest in the Shares in violation of the foregoing representations and warranties. The provisions of this paragraph shall survive the closing of this transaction for the period of the applicable statute of limitations.

3. CLOSING. The closing of this transaction shall take place simultaneously with the execution of this Agreement (the "Closing"). At the closing, JIF shall deliver to AERC the stock certificate for the Shares duly endorsed over to AERC and AERC shall pay to JIF the Purchase Price. Following the Closing, the parties hereto authorize and direct the Secretary of the Company to record this transaction on the books of the Company.

4. ENTIRE AGREEMENT. This Agreement represents the entire understanding of the parties and supercedes all prior understandings of the parties with respect to the subject matter of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

ASSOCIATED ESTATES REALTY CORPORATION

BY:/s/ Martin A. Fishman /s/ Jeffrey I. Friedman

MARTIN A. FISHMAN, VICE PRESIDENT JEFFREY I. FRIEDMAN

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement is made this 25th day of October, 2001 between JEFFREY I. FRIEDMAN ("JIF") and ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation ("AERC").

RECITIALS

WHEREAS, AERC owns all of the preferred stock of ESTATES MORTGAGE COMPANY, an Ohio corporation (the "Company") and the Company is an affiliated service company of AERC;

WHEREAS, JIF owns 99 shares of the issued and outstanding common stock of the Company (the "Shares"), which Shares were acquired by him in 1993 at the request of AERC in connection with AERC's IPO; and

WHEREAS, AERC now desires to acquire the Shares and JIF desires to sell the Shares to AERC and the independent members of the Board of Directors of AERC have determined that it is in the best interest of AERC to acquire the Shares and accordingly have authorized the transaction contemplated by this Agreement;

NOW THEREFORE, in consideration of $1.00 and other valuable consideration the receipt and sufficiency of which is hereby acknowledged and in further consideration of the parties hereto performing their respective covenants set forth below, the parties hereto hereby agree as follows:

1. SALE. JIF agrees to sell and the Company agrees to buy the Shares for the purchase price of $9,000 (the "Purchase Price").

2. REPRESENTATIONS AND WARRANTIES. JIF represents and warrants to AERC that he is the sole owner of the Shares and that the Shares are free and clear of all liens and encumbrances whatsoever and that he will warrant and defend AERC against the claims of all persons whatsoever claiming an interest in the Shares in violation of the foregoing representations and warranties. The provisions of this paragraph shall survive the closing of this transaction for the period of the applicable statute of limitations.

3. CLOSING. The closing of this transaction shall take place simultaneously with the execution of this Agreement (the "Closing"). At the closing, JIF shall deliver to AERC the stock certificate for the Shares duly endorsed over to AERC and AERC shall pay to JIF the Purchase Price. Following the Closing, the parties hereto authorize and direct the Secretary of the Company to record this transaction on the books of the Company.

4. ENTIRE AGREEMENT. This Agreement represents the entire understanding of the parties and supercedes all prior understandings of the parties with respect to the subject matter of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

ASSOCIATED ESTATES REALTY CORPORATION

BY:/s/ Martin A. Fishman /s/ Jeffrey I. Friedman

MARTIN A. FISHMAN, VICE PRESIDENT JEFFREY I. FRIEDMAN

...